EXHIBIT 10.13

AGREEMENT

        THIS AGREEMENT is made and entered into as of this 14th day of April 2006 among SMARTVIDEO TECHNOLOGIES, INC., a Delaware corporation (the "Company"), OVT, Inc., a Georgia corporation ("OVT"), RICHARD E. BENNETT, JR., a resident of the State of Georgia ("Bennett"), ROBERT J. WALTERS, a resident of the State of Georgia ("Walters"), and WILLIAM R. DUNAVANT, a resident of the State of Florida ("Dunavant"). The Company, OVT, Bennett, Walters and Dunavant are collectively referred to herein as the “Parties.”

RECITALS

A. Armagh Group Inc., a predecessor to the Company, OVT, the Company’s wholly-owned subsidiary, Bennett, Walters and Dunavant entered into that certain Amended and Restated Stock Exchange Agreement dated as of November 19, 2002 (the “Stock Exchange Agreement”);

B. Pursuant Section 1.3 of to the Stock Exchange Agreement, in the event OVT's pre-tax earnings for the fiscal year ended September 30, 2003 were less than $220,000 as determined in accordance with generally accepted accounting principles, each of Bennett, Walters and Dunavant agreed to forfeit 1,000,000 shares of Series A Convertible Preferred Stock, par value $0.001 per share, of Armagh Group, Inc. (the “Forfeit Shares”), as converted, and the certificates evidencing such shares were to be delivered to Armagh Group, Inc. for cancellation;

C. OVT's pre-tax earnings for the fiscal year ended September 30, 2003 were less than $220,000, but Bennett, Walters and Dunavant have not forfeited the Forfeit Shares;

D. Pursuant to Section 1.2 of the Stock Exchange Agreement, each of Bennett, Walters, and Dunavant were to be issued 305,555 shares of common stock of Armagh Group, Inc. (“Additional Shares”) on the first anniversary of the Stock Exchange Agreement, but these shares have not been issued;

E. In accordance with Section 8.2(a) of the Stock Exchange Agreement, Bennett, Walters and Dunavant have the right (“Rescission Right”) to rescind the transaction set forth in the Stock Exchange Agreement; and

F. The Parties agree it is in the best interest of all Parties to come to a mutual understanding regarding the Forfeit Shares, the Additional Shares and the Rescission Right as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, and agreements contained herein, the parties hereto, intending to be legally bound, agree as follows:
ARTICLE 1.

RECITALS

Section 1.1 Recitals. The foregoing recitals are hereby acknowledged as true and correct in all material respects and are incorporated herein by reference.

ARTICLE 2.

FORFEIT SHARES, ADDITIONAL SHARES AND RESCISSION RIGHT

Section 2.1     Additional Shares.    Bennett, Walters and Dunavant hereby waive all rights that each of them has to receive from the Company, and hereby releases and discharges the Company from any and all obligations to issue, the Additional Shares.

Section 2.2     Forfeit Shares.    The Company hereby waives all rights it has to require Bennett, Walters and Dunavant, and hereby releases and discharges Bennett, Walters and Dunavant from any and all obligations, to forfeit the Forfeit Shares.

Section 2.3 Rescission Right. In consideration of the Company’s waiver of its rights to require Bennett, Walters and Dunavant to forfeit the Forfeit Shares pursuant to Section 1.3 of the Stock Exchange Agreement, each of Bennett, Walters and Dunavant hereby waives all rights each of them has to rescind the transaction set forth in the Stock Exchange Agreement.
ARTICLE 3.

REPRESENTATIONS AND WARRANTIES OF OVT AND THE COMPANY

OVT and the Company each jointly and severally represents and warrants to Bennett, Walters and Dunavant that:

Section 3.1     Organization and Qualification.

(a) OVT is a corporation duly organized, validly existing, and in good standing under the laws of the State of Georgia.

(b) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

Section 3.2     Authority.    The execution, delivery, and performance of this Agreement hereby by OVT and the Company has been duly and validly authorized and approved by the Board of Directors and any other necessary action on the part of OVT and the Company, respectively. This Agreement is the legal, valid, and binding obligation of OVT and the Company, enforceable against OVT and the Company in accordance with its terms.

ARTICLE 4.

GENERAL PROVISIONS

Section 4.1    Assignment and Binding Effect.    This Agreement shall not be assigned by any of the Parties without the express prior written consent of the other Parties. This Agreement shall be binding upon the Parties when this Agreement is signed by or on behalf of each Party and an original signed Agreement is delivered to each party.

Section 4.2     No Benefit to Others.    The representations, warranties, covenants, and agreements contained in this Agreement are for the sole benefit of the Parties, and their heirs, executors, administrators, legal representatives, successors, and assigns and they shall not be construed as conferring any rights on any other persons, or limiting any rights of any Party against any other person or entity.

 Section 4.3     Headings, Gender, and Person.    All section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement, and shall not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context requires.

Section 4.4     Counterparts.    This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when each counterpart has been signed by each party and delivered to the other party hereto.

Section 4.5     Integration of Agreement.    This Agreement supersedes all prior agreements, oral and written, between the parties hereto with respect to the subject matter hereof. Neither this Agreement, nor any provision hereof, may be changed, waived, discharged, supplemented, or terminated orally, but only by an agreement in writing signed by the party against which the enforcement of such change, waiver, discharge, or termination is sought.

Section 4.6     Governing Law.    The construction and interpretation of this Agreement shall at all times and in all respects be governed by the laws of the State of Delaware without regard to its rules of conflicts of laws.

Section 4.7 Consent to Jurisdiction and Venue.

(a) EACH OF THE PARTIES HERETO HEREBY CONSENTS TO THE JURISDICTION OF THE DISTRICT COURT COVERING WILMINGTON, DELAWARE OR THE COURT OF CHANCERY OF THE STATE OF DELAWARE, AS WELL AS TO THE JURISDICTION OF ALL COURTS TO WHICH AN APPEAL MAY BE TAKEN FROM SUCH COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS TO BRING ANY SUIT, ACTION OR OTHER PROCEEDING IN OR BEFORE ANY COURT OR TRIBUNAL OTHER THAN THE COURTS DESCRIBED ABOVE AND COVENANTS THAT IT SHALL NOT SEEK IN ANY MANNER TO RESOLVE ANY DISPUTE OTHER THAN AS SET FORTH IN THIS SECTION OR TO CHALLENGE OR SET ASIDE ANY DECISION, AWARD OR JUDGMENT OBTAINED IN ACCORDANCE WITH THE PROVISIONS HEREOF.

(b) EACH OF THE PARTIES HERETO HEREBY EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE TO VENUE, INCLUDING, WITHOUT LIMITATION, THE INCONVENIENCE OF SUCH FORUM, IN ANY OF SUCH COURTS. IN ADDITION, EACH OF THE PARTIES CONSENTS TO THE SERVICE OF PROCESS BY PERSONAL SERVICE OR ANY MANNER IN WHICH NOTICES MAY BE DELIVERED HEREUNDER IN ACCORDANCE WITH SECTION 4.7 OF THIS AGREEMENT.

Section 4.7 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made) upon the earlier to occur of (a) receipt, if made by personal service, (b) three days after delivery, if made by reputable overnight courier service, (c) upon the delivering Party’s receipt of a written confirmation of a transmission made by cable, telecopy, by telegram, or by telex or (d) seven days after being mailed by registered or certified mail (postage pre-paid, return receipt requested) to the respective Parties at the addresses set forth under each Party’s name on the signature page hereto.

Section 4.8 Attorneys’ Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default misrepresentation in connection with any of the provisions of this Agreement, the prevailing Party shall be entitled reasonable attorneys’ fee and any other costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

Section 4.9 Construction.    The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event of an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

Section 4.10 Counterparts. This Agreement may be executed in one or more counterparts and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

{signature page to follow}

IN WITNESS WHEREOF, each Party has caused this Agreement to be executed all as of the day and year first above written.

SMARTVIDEO TECHNOLOGIES, INC.:
By:	/s/ Richard E. Bennett, Jr.
Richard E. Bennett, Jr., CEO 3505 Koger Boulevard, Suite 400 Duluth, GA 30096
OVT, INC.:
By:	/s/ Richard E. Bennett, Jr.

Richard E. Bennett, Jr., President
3505 Koger Boulevard, Suite 400
Duluth, GA 30096

/s/ Richard E. Bennett, Jr.
Richard E. Bennett, Jr.
c/o SmartVideo Technologies, Inc.
3505 Koger Boulevard, Suite 400
Duluth, GA 30096

/s/ Robert J. Walters
Robert J. Walters
3621 Howell Wood Trail
Duluth, GA 30096

/s/ William R. Dunavant
William R. Dunavant
c/o SmartVideo Technologies, Inc.
3505 Koger Boulevard, Suite 400
Duluth, GA 30096